Other Operating (Expense) Income, Net	12 Months Ended
Dec. 31, 2025
Other Operating (Expense) Income, Net [Abstract]
Other operating (expense) income, net

NOTE 7: Other operating (expense) income, net

Thousands of $ For the years ended December 31	2025	2024	2023
Grant subsidies – The Netherlands	-	-	62
Fair value adjustments	962	(695)	(588)
Other operating income	31	71	65
Total other operating (expense) income, net	993	(624)	(461)

For the year ended December 31, 2025, other operating income, net was $1.0 million, compared to other operating expense, net of $0.6 million and $0.5 million for the years ended December 31, 2024 and 2023, respectively. The 2025 result was primarily driven by fair value adjustments related to the NovioGendix earnout of $0.7 million and the GPS earnout of $0.3 million.